Senior Notes payable and letter of credit facilities (Notes)	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Senior Notes payable and letter of credit facilities
13. Senior Notes payable and letter of credit facilities
Senior Notes payable
As of December 31, 2020, TPRUSA had outstanding debt obligations consisting of an aggregate principal amount of $115.0 million of senior unsecured notes (the “Notes”) due February 13, 2025. The Notes bear interest at 7.0% and interest is payable semi-annually on February 13 and August 13 of each year. The Notes are fully and unconditionally guaranteed by SiriusPoint, and, in certain circumstances specified in the indenture governing the Notes, certain existing or future subsidiaries of the Company may be required to guarantee the Notes. As of December 31, 2020, the Company had capitalized $0.7 million of costs associated with the Notes, which are presented as a direct deduction from the principal amount of the Notes on the consolidated balance sheets. As of December 31, 2020, the Notes had an estimated fair value of $117.8 million (December 31, 2019 - $121.7 million). The fair value measurements were based on observable inputs and therefore were considered to be Level 2. The Company was in compliance with all debt covenants as of December 31, 2020 and 2019.
Letters of credit
As of December 31, 2020, the Company had entered into the following letter of credit facilities:

	Letters of Credit		Collateral
	Committed Capacity	Issued	Cash and Cash Equivalents
Committed - Secured letters of credit facilities	$225,000	$99,638	$102,283
Uncommitted - Secured letters of credit facilities	n/a	203,749	203,749
		$303,387	$306,032
The Company’s secured letter of credit facilities are bilateral agreements that generally renew on an annual basis. The letters of credit issued under the secured letter of credit facilities are fully collateralized. See Note 4 for additional information.